Exhibit 99.1

LendingTree Segment Results
(In millions)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Home (1)
Revenue	$75.5	$87.6	$92.5	$84.7	$340.4
Segment profit	$30.3	$34.9	$39.8	$31.3	$136.2
Segment profit % of revenue	40%	40%	43%	37%	40%

Consumer (2)
Revenue	$56.9	$65.0	$78.6	$75.7	$276.1
Segment profit	$22.0	$25.6	$34.3	$33.8	$115.7
Segment profit % of revenue	39%	39%	44%	45%	42%

Insurance (3)
Revenue	$—	$—	$—	$0.1	$0.1
Segment profit	$—	$—	$—	$0.1	$0.1
Segment profit % of revenue	—%	—%	—%	—%	—%

Other Category (4)
Revenue	$0.1	$0.1	$0.4	$0.5	$1.1
Profit	$(0.1)	$(0.2)	$(0.1)	$(0.2)	$(0.6)

Total revenue	$132.5	$152.8	$171.5	$161.0	$617.7

Total segment profit	$52.2	$60.3	$74.0	$65.0	$251.4
Brand marketing expense (5)	$(8.7)	$(12.0)	$(14.9)	$(8.9)	$(44.4)
Variable marketing margin (6)	$43.5	$48.3	$59.1	$56.1	$207.0
Variable marketing margin % of revenue (6)	33%	32%	34%	35%	34%

(1)	The Home segment includes the following products: purchase mortgage, refinance mortgage, home equity loans and lines of credit, reverse mortgage loans, and real estate.
(2)
The Consumer segment includes the following products: credit cards, personal loans, small business loans, student loans, auto loans, deposit accounts, and other credit products such as credit repair and debt settlement.

(3)	The Insurance segment consists of insurance quote products.
(4)
The Other category includes revenue from the resale of online advertising space to third parties and revenue from home improvement referrals, and the related variable marketing and advertising expenses.

(5)
Brand marketing expense represents the portion of selling and marketing expense attributable to variable costs paid for advertising, direct marketing and related expenses that are not assignable to the segments' products. This measure excludes overhead, fixed costs and personnel-related expenses.

(6)	Variable marketing margin and variable marketing margin % of revenue are non-GAAP measures. Please see "LendingTree's Reconciliation of Non-GAAP Measures to GAAP" for more information.

LendingTree Segment Results
(In millions)

	Three Months Ended				Twelve Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Home
Revenue	$92.8	$88.0	$75.1	$63.3	$319.2
Segment profit	$31.7	$27.3	$24.1	$21.6	$104.7
Segment profit % of revenue	34%	31%	32%	34%	33%

Consumer
Revenue	$87.9	$94.0	$115.5	$98.2	$395.6
Segment profit	$39.0	$43.8	$57.2	$47.8	$187.7
Segment profit % of revenue	44%	47%	50%	49%	47%

Insurance
Revenue	$—	$—	$—	$31.3	$31.4
Segment profit	$—	$—	$—	$11.3	$11.4
Segment profit % of revenue	—%	—%	—%	36%	36%

Other Category
Revenue	$0.3	$2.1	$6.5	$9.9	$18.7
Profit	$(0.3)	$0.6	$0.2	$0.8	$1.4

Total revenue	$181.0	$184.1	$197.1	$202.7	$764.9

Total segment profit	$70.4	$71.7	$81.5	$81.5	$305.1
Brand marketing expense	$(7.4)	$(4.0)	$(4.7)	$(3.0)	$(19.0)
Variable marketing margin	$63.0	$67.7	$76.8	$78.6	$286.1
Variable marketing margin % of revenue	35%	37%	39%	39%	37%

LendingTree Segment Results
(In millions)

	Three Months Ended
	March 31, 2019	June 30, 2019	September 30, 2019
Home
Revenue	$63.4	$71.8	$77.3
Segment profit	$23.9	$24.2	$28.1
Segment profit % of revenue	38%	34%	36%

Consumer
Revenue	$120.7	$129.0	$151.9
Segment profit	$54.0	$50.8	$65.2
Segment profit % of revenue	45%	39%	43%

Insurance
Revenue	$67.1	$71.9	$74.8
Segment profit	$27.9	$28.8	$30.0
Segment profit % of revenue	42%	40%	40%

Other Category
Revenue	$11.1	$5.8	$6.6
Profit	$0.8	$0.3	$0.4

Total revenue	$262.4	$278.4	$310.6

Total segment profit	$106.5	$104.1	$123.6
Brand marketing expense	$(14.1)	$(10.3)	$(8.1)
Variable marketing margin	$92.5	$93.8	$115.6
Variable marketing margin % of revenue	35%	34%	37%

LENDINGTREE'S RECONCILIATION OF NON-GAAP MEASURES TO GAAP

Variable Marketing Margin

Below is a reconciliation of net income (loss) from continuing operations to variable marketing margin and net income (loss) from continuing operations % of revenue to variable marketing margin % of revenue.

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
	(in thousands, except percentages)
Net income from continuing operations	$7,798	$8,007	$10,131	$(6,518)	$19,418
Net income from continuing operations % of revenue	6%	5%	6%	(4)%	3%

Adjustments to reconcile to variable marketing margin:
Cost of revenue	3,591	4,164	4,388	5,080	17,223
Non-variable selling and marketing expense (1)	4,249	4,681	6,118	6,953	22,001
General and administrative expense	11,547	12,094	17,920	29,980	71,541
Product development	3,623	4,064	4,805	5,433	17,925
Depreciation	1,703	1,808	1,798	1,776	7,085
Amortization of intangibles	2,609	2,608	3,817	3,958	12,992
Change in fair value of contingent consideration	8,746	9,393	2,501	3,291	23,931
Severance	157	247	—	—	404
Litigation settlements and contingencies	404	285	272	(243)	718
Interest expense, net	165	1,079	2,804	2,980	7,028
Other (income) expense	—	(13)	228	181	396
Income tax (benefit) expense	(1,079)	(104)	4,292	3,182	6,291
Variable marketing margin	$43,513	$48,313	$59,074	$56,053	$206,953
Variable marketing margin % of revenue	33%	32%	34%	35%	34%

(1)
Represents the portion of selling and marketing expense not attributable to variable costs paid for advertising, direct marketing and related expenses. Includes overhead, fixed costs and personnel-related expenses.

	Three Months Ended				Twelve Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
	(in thousands, except percentages)
Net income from continuing operations	$35,857	$44,849	$28,362	$251	$109,319
Net income from continuing operations % of revenue	20%	24%	14%	—%	14%

Adjustments to reconcile to variable marketing margin:
Cost of revenue	5,696	6,043	10,838	13,822	36,399
Cost of advertising re-sold to third parties (1)	—	—	(3,628)	(5,184)	(8,812)
Non-variable selling and marketing expense (2)	8,016	7,571	7,770	6,985	30,343
General and administrative expense	22,814	24,759	22,980	30,666	101,219
Product development	6,260	5,967	6,608	8,123	26,958
Depreciation	1,671	1,633	1,895	2,186	7,385
Amortization of intangibles	3,963	3,964	5,701	9,840	23,468
Change in fair value of contingent consideration	(741)	(167)	2,105	9,591	10,788
Severance	—	3	2,328	21	2,352
Litigation settlements and contingencies	(22)	(170)	(88)	94	(186)
Interest expense, net	2,988	2,924	2,393	4,132	12,437
Other (income) expense	(34)	71	69	(96)	10
Income tax (benefit) expense	(23,461)	(29,721)	(10,534)	(1,859)	(65,575)
Variable marketing margin	$63,007	$67,726	$76,799	$78,572	$286,105
Variable marketing margin % of revenue	35%	37%	39%	39%	37%

(1)	Represents the portion of cost of revenue attributable to costs paid for advertising re-sold to third parties. Excludes overhead, fixed costs, and personnel-related expenses.
(2)
Represents the portion of selling and marketing expense not attributable to variable costs paid for advertising, direct marketing and related expenses. Includes overhead, fixed costs and personnel-related expenses.

	Three Months Ended
	March 31, 2019	June 30, 2019	September 30, 2019
	(in thousands, except percentages)
Net income from continuing operations	$550	$12,981	$24,463
Net income from continuing operations % of revenue	—%	5%	8%

Adjustments to reconcile to variable marketing margin:
Cost of revenue	17,670	16,310	17,671
Cost of advertising re-sold to third parties (1)	(7,336)	(5,053)	(5,809)
Non-variable selling and marketing expense (2)	12,305	12,079	11,580
General and administrative expense	31,117	27,951	30,323
Product development	10,166	10,175	10,200
Depreciation	2,482	2,559	2,696
Amortization of intangibles	13,427	14,280	13,778
Change in fair value of contingent consideration	14,592	2,790	3,839
Severance	54	403	179
Litigation settlements and contingencies	(207)	8	(92)
Interest expense, net	5,468	5,095	4,845
Other (income) expense	(68)	(71)	(4)
Income tax (benefit) expense	(7,752)	(5,689)	1,889
Variable marketing margin	$92,468	$93,818	$115,558
Variable marketing margin % of revenue	35%	34%	37%

(1)	Represents the portion of cost of revenue attributable to costs paid for advertising re-sold to third parties. Excludes overhead, fixed costs, and personnel-related expenses.
(2)
Represents the portion of selling and marketing expense not attributable to variable costs paid for advertising, direct marketing and related expenses. Includes overhead, fixed costs and personnel-related expenses.